Exhibit 99.1

Diamondback Energy, Inc. Announces Pricing of Tender Offers for Any and All of its Outstanding 4.400% Senior Notes due 2051 and 4.250% Senior Notes due 2052

April 10, 2026

MIDLAND, Texas, April 10, 2026 (GLOBE NEWSWIRE) -- Diamondback Energy, Inc. (NASDAQ: FANG) (the “Company” or “Diamondback”) today announced the pricing of its tender offers to purchase for cash (the “Offers”) any and all of its outstanding 4.400% Senior Notes due 2051 (the “2051 Notes”) and 4.250% Senior Notes due 2052 (the “2052 Notes” and, together with the 2051 Notes, the “Notes”). The table below shows the applicable Reference Yield and Consideration (as defined below) for the Notes, calculated as of 2:00 p.m., New York City time, today, April 10, 2026, in accordance with the Offer to Purchase, dated April 6, 2026 (as may be amended or supplemented from time to time, the “Offer to Purchase”), and its accompanying notice of guaranteed delivery (the “Notice of Guaranteed Delivery”).

Title of Security	CUSIP / ISIN(1)	Aggregate Principal Amount Outstanding	U.S. Treasury Reference Security	Reference Yield	Bloomberg Reference Page	Fixed Spread	Consideration(2)
4.400% Senior Notes due 2051	CUSIP: 25278XAQ2 ISIN: US25278XAQ25	$386,412,000	4.625% UST due November 15, 2055	4.921%	FIT1	80 bps	$825.60
4.250% Senior Notes due 2052	CUSIP: 25278XAT6 ISIN: US25278XAT63	$605,258,000	4.625% UST due November 15, 2055	4.921%	FIT1	80 bps	$802.42

(1)	No representation is made as to the correctness or accuracy of the CUSIP numbers and ISINs listed herein. Such information is provided solely for the convenience of the Holders (as defined below) of the Notes.

(2)	This is the applicable consideration (the “Consideration”) that will be payable per $1,000 principal amount of Notes accepted for purchase, including through the Guaranteed Delivery Procedures (as defined below). The calculation of the Consideration uses a Settlement Date (as defined below) of April 13, 2026 and the applicable maturity date. The Consideration does not include Accrued Interest (as defined below), which will be paid on Notes accepted for purchase.

The Offers are being made solely pursuant to the terms and conditions set forth in the Offer to Purchase. Holders of Notes (“Holders”) are urged to carefully read the Offer to Purchase before making any decision with respect to the Offers. The Offers are not conditioned on any minimum amount of Notes being tendered. The Company may amend, extend or terminate either or both of the Offers in its sole discretion, subject to applicable law.

The Offers will expire at 5:00 p.m., New York City time, today, April 10, 2026, unless extended or terminated by the Company (such time and date, as the same may be extended by the Company in its sole discretion, subject to applicable law, the “Expiration Date”). Tendered Notes may be withdrawn at or prior to the Expiration Date by following the procedures in the Offer to Purchase, but may not thereafter be validly withdrawn, unless otherwise required by applicable law.

Holders of the Notes must validly tender and not validly withdraw their Notes, or submit the Notice of Guaranteed Delivery substantially in the form attached to the Offer to Purchase and comply with the related procedures specified in the Offer to Purchase (the “Guaranteed Delivery Procedures”), prior to the Expiration Date to be eligible to receive the Consideration. Accrued and unpaid interest (such interest as described below, the “Accrued Interest”) will be paid on all Notes validly tendered and accepted for purchase pursuant to the Offers, including Notes accepted pursuant to the Guaranteed Delivery Procedures, from the last interest payment date up to, but not including, the Settlement Date. The Company expects to pay the Consideration plus Accrued Interest for all Notes validly tendered and accepted for purchase (other than Notes tendered pursuant to the Guaranteed Delivery Procedures) on April 13, 2026 unless extended. The date on which payment of the Consideration and Accrued Interest occurs is referred to as the “Settlement Date”.

For Holders who deliver a Notice of Guaranteed Delivery and all other required documentation at or prior to the Expiration Date, upon the terms and subject to the conditions set forth in the Offer to Purchase, the deadline to validly tender their Notes using the Guaranteed Delivery Procedures will be the second business day after the Expiration Date and is expected to be 5:00 p.m., New York City time, on April 14, 2026. The Company expects to pay the Consideration plus Accrued Interest for all Notes validly tendered and accepted for purchase pursuant to the Guaranteed Delivery Procedures on or about April 15, 2026, the third business day after the Expiration Date.

The description of the Offers above is only a summary and is qualified in its entirety by the Offer to Purchase.

TD Securities, BofA Securities, Citigroup, and Wells Fargo Securities are the dealer managers for the Offers. Investors with questions regarding the Offers may contact the dealer managers at the following telephone numbers: (i) TD Securities at (866) 584-2096 (toll-free) or (212) 827-2842 (collect), (ii) BofA Securities at (888) 292-0070 (toll-free) or (980) 388-0539 (collect), (iii) Citigroup at (800) 558-3745 (toll-free) or +1 (212) 723-6106 (collect) and (iv) Wells Fargo Securities at (866) 309-6316 (toll-free) or (704) 410-4235 (collect). D.F. King & Co., Inc. is the tender and information agent for the Offers and can be contacted at (888) 541-9895 (toll-free) (bankers and brokers can call collect at (646) 677-2522) or by email at diamondback@dfking.com.

None of the Company or its affiliates, their respective boards of directors, the dealer managers, the tender and information agent, and the trustee with respect to any Notes is making any recommendation as to whether Holders should tender any Notes in response to the Offers, and neither the Company nor any such other person has authorized any person to make any such recommendation. Holders must make their own decision as to whether to tender any of their Notes, and, if so, the principal amount of Notes to tender.

Holders are urged to evaluate carefully all information in this press release, including the documents referred to herein, consult their own investment and tax advisors and make their own decisions whether to tender some or all of their Notes. If a Holder holds Notes through a custodian bank, broker, dealer, commercial bank, trust company or other nominee, it should contact such custodian or nominee if it wishes to tender its Notes.

The Offer to Purchase and Notice of Guaranteed Delivery may be obtained from D.F. King & Co., Inc., free of charge, by calling (888) 541-9895 (toll-free) (bankers and brokers can call collect at (646) 677-2522) or by email at diamondback@dfking.com. Additionally, copies of the Offer to Purchase and Notice of Guaranteed Delivery are available at the following webpage: https://www.dfking.com/fang/.

This press release is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Offers are only being made pursuant to the Offer to Purchase.

About Diamondback Energy, Inc.

Diamondback is an independent oil and natural gas company headquartered in Midland, Texas focused on the acquisition, development, exploration and exploitation of unconventional, onshore oil and natural gas reserves primarily in the Permian Basin in West Texas.

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks, uncertainties, and assumptions. All statements, other than statements of historical fact, including statements regarding the completion of the Offers, Diamondback’s future performance; business strategy; future operations (including drilling plans and capital plans); estimates and projections of revenues, losses, costs, expenses, returns, cash flow, and financial position; reserve estimates and its ability to replace or increase reserves; anticipated benefits of strategic transactions (including acquisitions and divestitures); and plans and objectives of management (including plans for future cash flow from operations and for executing environmental strategies) are forward-looking statements. When used in this news release or otherwise by Diamondback, the words “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “model,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions (including the negative of such terms) as they relate to Diamondback are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Although Diamondback believes that the expectations and assumptions reflected in its forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond Diamondback’s control. Accordingly, forward-looking statements are not guarantees of future performance and Diamondback’s actual outcomes could differ materially from what Diamondback has expressed in its forward-looking statements. Information concerning these risks and uncertainties and other factors can be found in the Offer to Purchase and in Diamondback’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its reports on Forms 10-K, 10-Q and 8-K, each of which can be obtained free of charge on the SEC’s web site at http://www.sec.gov. Diamondback undertakes no obligation to update or revise any forward-looking statement unless required by applicable law.

Company Contact:

Adam Lawlis

+1 432.221.7467

alawlis@diamondbackenergy.com